SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Debt Fund
International Fixed Income Fund

Supplement Dated August 1, 2006
to the Class A Shares Prospectus Dated January 31, 2006

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Debt Fund. In the sub-section entitled "Emerging Markets Debt Fund" in the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Salomon Brothers Asset Management, Inc. is hereby deleted and replaced with the following:

Stone Harbor Investment Partners LP: Stone Harbor Investments Partners LP (Stone Harbor), located at 309 Park Avenue, 4th Floor, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The Stone Harbor investment team began managing assets for Salomon Brothers Asset Management, Inc. (SaBAM) in or around 1990. James Craige serves as the primary portfolio manager for the Emerging Markets Debt Fund. Mr. Craige, CFA and a Managing Director at Stone Harbor, is a senior portfolio manager for all emerging markets debt portfolios managed by the firm. Mr. Craige joined SaBAM in 1992 and is a member of the Investment Policy Committee. Peter J. Wilby, CFA and a Managing Director and the Chief Investment Officer - North American Fixed Income, is the senior portfolio manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios managed by Stone Harbor. Mr. Wilby joined SaBAM in 1989 and is a member of the Investment Policy Committee. Thomas K. Flanagan, CFA and Managing Director, is also a senior portfolio manager for all emerging markets debt portfolios managed by Stone Harbor. Mr. Flanagan joined SaBAM in 1991 and is a member of the Investment Policy Committee.

In addition, the following paragraph is hereby added:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to ING IM. Rob Drijkoningen, head of ING IM's Emerging Markets Debt Team, is primarily responsible for all decisions regarding the Emerging Markets Debt Fund. Mr. Drijkoningen has been with ING IM since 1995. Gorky Urquieta, a Senior Investment Manager and deputy head of ING IM's Emerging Markets Debt Team, is responsible for security selection, research, asset allocation and trading. Mr. Urquieta has been with ING IM since 1997.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

Change in Sub-Adviser for the International Equity and International Fixed Income Funds

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the International Fixed Income and International Equity Funds. In the sub-sections entitled "International Fixed Income Fund" and "International Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the International Fixed Income and International Equity Funds. The portfolio managers who are responsible for managing the portion of the International Fixed Income and International Equity Funds' assets allocated to RCM are Bob Noyen, MBA, BA, Peter Wakefield, MA, Robert Bloom, MSc, and

Dimitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the International Fixed Income and International Equity Funds and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, has been with the firm for six years. Mr. Wakefield, a Managing Director and Head of Portfolio Management, has been with the firm for six years. Mr. Bloom, a Director and Portfolio Manager, has been with the firm for one year. Before joining RCM, Mr. Bloom was a Director and Head of Risk Management of Global Foreign Exchange Trading at Citigroup. Mr. Tikhonov, an Associate Director and Portfolio Manager, has been with the firm for three years. Before joining RCM, Mr. Tikihnov received his MBA from Cambridge (2001-2002) and attended the Chartered Financial Analyst Program (2003-2005).

There are no other changes to the sub-advisers of the International Equity and International Fixed Income Funds.

Clarification of the Investment Strategy for the International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the fact that the International Fixed Income Fund may engage in currency transactions to identify and take advantage of patterns in foreign currency markets. Accordingly, the Fund's "Investment Strategy" section is hereby deleted and replaced with the following:

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In selecting investments for the Fund, the Sub-Advisers choose investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities to achieve capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund will also invest in securities rated below investment grade (junk bonds). The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Changes to the International Equity Fund's Investment Strategy

At a meeting held on June 22, 2006, the Board of Trustees approved a change to the investment strategy of the International Equity Fund. This change will permit the International Equity Fund to engage in currency transactions to identify and take advantage of patterns in foreign currency markets. The Prospectus is hereby amended and supplemented to reflect this change by deleting the text of the "Investment Strategy" section for the International Equity Fund and inserting the following language in its place:

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Certain Sub-Advisers will seek to achieve returns in excess of an international equity benchmark. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve excess returns (i.e. returns in excess of a benchmark index or "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity benchmark, returns may be derived in part from investing significant portions of the Fund in securities other than international equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

In addition, in the section entitled "What are the Risks of Investing in the Fund?" for the International Equity Fund, the following paragraph is hereby added:

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-407 (8/06)

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund

Supplement Dated August 1, 2006
to the Class I Shares Prospectus Dated January 31, 2006

This Supplement provides new and additional information beyond that contained in the Class I Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the International Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Equity Fund. In the sub-section entitled "International Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the International Equity Fund. The portfolio managers who are responsible for managing the portion of the International Equity Fund's assets allocated to RCM are Bob Noyen, MBA, BA, Peter Wakefield, MA, Robert Bloom, MSc, and Dimitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the International Equity Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, has been with the firm for six years. Mr. Wakefield, a Managing Director and Head of Portfolio Management, has been with the firm for six years. Mr. Bloom, a Director and Portfolio Manager, has been with the firm for one year. Before joining RCM, Mr. Bloom was a Director and Head of Risk Management of Global Foreign Exchange Trading at Citigroup. Mr. Tikhonov, an Associate Director and Portfolio Manager, has been with the firm for three years. Before joining RCM, Mr. Tikihnov received his MBA from Cambridge (2001-2002) and attended the Chartered Financial Analyst Program (2003-2005).

There are no other changes to the sub-advisers of the International Equity Fund.

Changes to the International Equity Fund's Investment Strategy

At a meeting held on June 22, 2006, the Board of Trustees approved a change to the investment strategy of the International Equity Fund. This change will permit the International Equity Fund to engage in currency transactions to identify and take advantage of patterns in foreign currency markets. The Prospectus is hereby amended and supplemented to reflect this change by deleting the text of the "Investment Strategy" section and inserting the following language in its place:

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Certain Sub-Advisers will seek to achieve returns in excess of an international equity benchmark. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve excess returns (i.e. returns in excess of a benchmark index or "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity benchmark, returns may be derived in part from investing significant portions of the Fund in securities other than international equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

In addition, in the section entitled "What are the Risks of Investing in the Fund," the following paragraph is hereby added:

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-419 (8/06)

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Debt Fund
International Fixed Income Fund

Supplement Dated August 1, 2006
to the Statement of Additional Information ("SAI") Dated January 31, 2006

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Debt Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Salomon Brothers Asset Management, Inc. ("SaBAM") is hereby deleted and replaced with the following:

Stone Harbor Investment Partners LP

Stone Harbor Investments Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee owned. Stone Harbor is a successor organization to Citigroup Asset Management.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to SaBAM is hereby deleted and replaced with the following:

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period beginning June 30, 2006.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon equally weighted.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2006, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Peter J. Wilby	—	—	3	$654,090,000	30	$5,749,130,000
James E. Craige	—	—	3	$314,570,000	27	$3,585,990,000
Thomas Flanagan	—	—	3	$314,570,000	27	$3,585,990,000

Asset data are based on assets under management as of June 30, 2006. Assets under management include dedicated emerging markets debt and high yield accounts for which the respective investment professionals serve as portfolio managers, as well as the emerging markets debt and high yield portions of our investment grade asset allocation strategies.

Conflicts of Interests. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance polices and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Further, Stone Harbor has implemented trade allocation procedures, which are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and/or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect customer confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added:

ING Investment Management Co.

ING Investment Mangement Co., ("ING IM") serves as a sub-adviser for a portion of the assets of the Emerging Markets Debt Fund. ING IM is an indirect wholly-owned subsidiary of ING Groep, N.V. in Amsterdam, which is the ultimate parent entity.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

ING IM

Compensation. SIMC pays ING IM a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between ING IM and SIMC. ING IM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2006.

Compensation paid to ING IM's portfolio managers generally consists of: (a) a fixed base salary, (b) a bonus which is based on either (i) ING IM's calendar year performance, consisting of pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below) on a quartile position at the end of the calendar year and revenue growth of the accounts they are responsible for, or (ii) three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for, and (c) long-term equity awards tied to the performance of ING IM's parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and relative performance in all areas. The relevant index is the JPMorgan Emerging Markets Bond Index – Global Diversified. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The overall ING IM scorecards are calculated based on an asset weighted aggregation of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted with 25% of the weight attributable to the overall ING IM performance and 75% attributable to their specific team results, which are based both on a qualitative evaluation and quantitative results (i.e., relative performance).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING IM restricted stock, stock options and restricted performance shares.

Portfolio managers earning $125,000 or more in base salary compensation may participate in ING IM's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio managers participate in ING IM's Pension and Retirement Plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

Ownership of Fund Shares. As of May 31, 2006, ING IM's portfolio managers did not beneficially own any shares of the Emerging Market's Debt Fund.

Other Accounts. As of May 31, 2006, ING IM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rob Drijkoningen	9	$4,538,000,000	2	$803,000,000	2	$1,734,000,000
Gorky Urquieta	9	$4,538,000,000	2	$803,000,000	2	$1,734,000,000

Conflicts of Interest. ING IM's investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Emerging Markets Debt Fund and may also have a performance based fee. The management of multiple funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. ING IM has adopted compliance procedures which are reasonably designed to address these types of conflicts.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

Change in Sub-Adviser for the International Equity and International Fixed Income Funds

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Equity and International Fixed Income Funds. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added:

Record Currency Management Limited

Record Currency Management Limited ("RCM") serves as a sub-adviser to a portion of the assets of the International Equity and International Fixed Income Funds. RCM is a private limited company (United Kingdom) founded in 1983 and is a 100% directly-owned subsidiary of N.P. Record Limited. N.P. Record Limited is 47.6% owned by Neil P. Record.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

RCM

Compensation. SIMC pays RCM a fee based on the assets under management of the International Fixed Income and International Equity Funds as set forth in an investment sub-advisory agreement between RCM and SIMC. RCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Fixed Income and International Equity Funds.

RCM's portfolio managers receive a base salary, as well as bonuses based on both RCM's pre-tax profits and RCM's distributions to shareholders. No portfolio manager or any other member of RCM's staff is compensated on the basis of individual account performance.

Ownership of Fund Shares. As of June 30, 2006, RCM's portfolio managers did not beneficially own any shares of the International Fixed Income and International Equity Funds.

Other Accounts. As of May 31, 2006, RCM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Noyen	—	—	2	$128,798,685	26	$21,586,831,096
Dmitri Tikhonov*	—	—	—	—	—	—
Peter Wakefield	—	—	6	$1,995,998,865	8	$12,296,840,460
Robert Bloom	—	—	2	$230,513,721	4	$1,000,844,683

*  Dmitri Tikhonov has recently joined RCM's portfolio management team and as yet has not assumed responsibility for any accounts.

**  Please note that the overall currency investment strategy is managed collectively by the portfolio managers. The table above lists accounts by those individual portfolio managers responsible for the management of the technical relationship between RCM and the clients. In each case, the client contact portfolio manager has a back-up portfolio manager in case of absence.

Conflicts of Interest: The systematic nature of RCM's investment processes reduces the potential for conflict between the Other Accounts managed by a portfolio manager. The liquidity of the currency market is such that potential for a conflict of interest is remote in the portfolio managers' day-to-day management of the International Fixed Income and International Equity Funds.

In addition, RCM has adopted policies and procedures reasonably designed to effectively eliminate such conflicts. RCM's processes ensure that it is not possible for a portfolio manager to allocate investment opportunities in a way that favors Other Accounts over the International Fixed Income and International Equity Funds. Further, neither the compensation that RCM or the portfolio managers receive, or expect to receive, lead them to favor their management of the Other Accounts over the International Fixed Income and International Equity Funds. Finally, it is RCM's policy to manage each account based on its investment objectives and related restrictions, and RCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

There are no other changes to the sub-advisers of the International Equity and International Fixed Income Funds.

Clarification of the Investment Strategy for the International Fixed Income Fund and Change in Investment

Strategy for the International Equity Fund

The SAI is hereby amended and supplemented to reflect the fact that the International Fixed Income Fund may engage in currency transactions to identify and take advantage of patterns in foreign currency markets. Accordingly, under the section titled "Investment Objectives and Policies," the paragraphs relating to the International Fixed Income Fund are hereby deleted and replaced with the following:

INTERNATIONAL FIXED INCOME FUND—The International Fixed Income Fund seeks to provide capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States.

The Fund will invest primarily in: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions; (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign or multinational corporations; (iv) convertible securities issued by foreign or multinational corporations; (v) fixed income securities issued by foreign banks or bank holding companies; (vi) asset-backed securities; and (vii) mortgage-backed securities. All such investments will be in investment grade securities denominated in various currencies, including the euro.

The Fund expects to be fully invested in the primary investments described above, but may invest in: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); shares of other investment companies; swaps; options; futures; forward foreign currency contracts; and equity-linked warrants. The Fund may also purchase and write options to buy or sell futures contracts, purchase securities on a when-issued or delayed delivery basis, engage in short selling and currency transactions and lend its securities to qualified borrowers. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell securities (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may invest up to 15% of its net assets in illiquid securities. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of issuers in, or denominated in the currencies of, developing countries or are determined by the advisers to be of comparable quality to such securities at the time of purchase. The Fund may also invest in securities rated below investment grade, bank loans and loan participation notes.

There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

Due to its investment strategy, the Fund may buy or sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

At a meeting held on June 22, 2006, the Board of Trustees approved changes to the investment strategy of the International Equity Fund (the "Fund"). These changes allow the Fund to engage in currency transactions to identify and take advantage of patterns in foreign currency markets. Accordingly, the "International Equity Fund"

sub-section in the section entitled "Investment Objectives and Policies" is hereby deleted and replaced with the following:

INTERNATIONAL EQUITY FUND—The International Equity Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging market countries.

Securities of non-U.S. issuers purchased by the Fund will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs").

The Fund may invest up to 20% of its net assets in: foreign corporate government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities; securities rated below investment grade; repurchase or reverse repurchase agreements; U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; options on futures contracts; and equity-linked warrants. The Fund is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its net assets in illiquid securities. The Fund may also lend its securities to qualified borrowers and invest in shares of other investment companies, including securities issued by passive foreign investment companies. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell securities (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

Due to its investments strategy the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, in the section titled "Description of Permitted Investments and Risk Factors," the sub-section entitled "Forward Foreign Currency Contracts" is hereby deleted and replaced with the following:

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change, as a consequence of the market, between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the International Equity and International Fixed Income Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A Fund (except the International Equity and International Fixed Income Funds) will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above. The International Equity and International Fixed Income Funds may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. If the International Equity and International Fixed Income Funds enter into currency transactions when they do not own assets denominated in that currency, the Funds' volatility may increase and losses on such transactions will not be offset by increases in the value of the Funds' assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-408 (8/06)